UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

HAPC, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-51902	20-3341405
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)(Zip Code)

(212) 418-5070

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On September 29, 2006, HAPC, INC., a Delaware corporation (“HAPC”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with I-Flow Corporation, a Delaware corporation (“I-Flow”), Iceland Acquisition Subsidiary, Inc., a Delaware corporation and wholly-owned subsidiary of HAPC (“Acquisition Sub”) and InfuSystem, Inc., a California corporation and wholly-owned subsidiary of I-Flow (“InfuSystem”). Pursuant to the terms of the Stock Purchase Agreement, Acquisition Sub will purchase all of the issued and outstanding capital stock of InfuSystem. Concurrently with the acquisition, Acquisition Sub will merge with and into InfuSystem. After the merger, Acquisition Sub will cease to exist as an independent entity and InfuSystem, as the surviving corporation, will continue its corporate existence under the laws of the State of California.

HAPC’s amended and restated certificate of incorporation (the “Certificate of Incorporation”) requires that the acquisition must be approved by the holders of a majority of the shares of HAPC common stock sold in HAPC’s April 2006 initial public offering (the “IPO”) that are cast on the issue. The acquisition cannot be completed if holders of 20% or more of the shares of HAPC common stock sold in the IPO vote against the acquisition and, as permitted by the Certificate of Incorporation, demand that their shares be converted (the “Conversion Rights”) into the right to receive a pro rata portion of the net proceeds of the IPO held in a trust account established for this purpose at the time of the IPO (the approval of the majority of the shares cast together with the exercise of the Conversion Rights by less than 20% of the HAPC common stock issued in the IPO, “HAPC Stockholder Approval”). If the holders of less than 20% of the shares of HAPC common stock exercise their Conversion Rights and the transaction closes, such holders will receive their pro rata share of the trust proceeds.

Purchase Price

In consideration for the acquisition of all of the issued and outstanding shares of capital stock of InfuSystem, HAPC or Acquisition Sub will pay to I-Flow a purchase price of $140,000,000, subject to certain working capital adjustments as set forth in the Stock Purchase Agreement. The purchase price will be paid by HAPC or Acquisition Sub in cash or a combination of (i) a secured promissory note (the “Promissory Note”) payable to I-Flow in a principal amount equal to $55,000,000 plus the amount actually paid to HAPC’s stockholders who exercise their Conversion Rights but not to exceed $75,000,000 (the “Maximum Amount”) and (ii) an amount of cash purchase price equal to $65,000,000 plus the difference between the Maximum Amount and the actual principal amount of the Promissory Note. In connection with I-Flow’s commitment to accept the Promissory Note, a $100,000 delivery fee is payable by HAPC to I-Flow by October 4, 2006 and a “Ticking Fee” (between 0.50% and 1.0% per annum of the Maximum Amount) is payable from September 29, 2006 until the earlier of the closing under the Stock Purchase Agreement, termination of the Stock Purchase Agreement or HAPC’s notice that, because alternative financing has been secured, the Promissory Note to I-Flow will no longer be required. Additional terms and conditions of the Promissory Note are set forth in the term sheet (the “Term Sheet”) attached to the Stock Purchase Agreement as Exhibit C.

Representations, Warranties and Covenants

The Stock Purchase Agreement contains representations and warranties of each of HAPC, I-Flow, Acquisition Sub and InfuSystem, as applicable, relating to, among other matters, (i) corporate organization and similar corporate matters, (ii) title to stock, (iii) capitalization, (iv) the authorization, performance and enforceability of the Stock Purchase Agreement, (v) taxes, (vi) financial statements and the absence of undisclosed liabilities, (vii) material contracts, (viii) absence of certain changes, (ix) compliance with applicable laws, (x) absence of litigation, (xi) insurance, (xii) consents, (xiii) licenses and permits, (xiv) validity of leases, (xv) title to assets, (xvi) employee and employee benefit matters, (xvii) environmental matters and (xviii) intellectual property matters.

InfuSystem has agreed to continue to operate its business in the ordinary course prior to the closing of the transactions contemplated by the Stock Purchase Agreement and each of the parties has agreed (i) not to take any action to cause its representations and warranties to become untrue and (ii) to use all commercially reasonable efforts to consummate the transactions contemplated by the Stock Purchase Agreement in accordance with the terms set forth therein. Each party has also agreed to maintain the confidentiality of the other’s proprietary information.

Indemnification

Under the Stock Purchase Agreement, each of HAPC and I-Flow have agreed to indemnify the other and its affiliates, subject to certain limitations, against certain losses arising from, among other matters, such party’s breach of the Stock Purchase Agreement.

Conditions to Closing

The obligations of the parties to consummate the transactions contemplated by the Stock Purchase Agreement are subject to certain closing conditions including, among others, confirmation of the continued accuracy of the representations and warranties of each of the parties to the Stock Purchase Agreement and receipt of HAPC Stockholder Approval.

Termination and Break Up Fee

The Stock Purchase Agreement may be terminated at any time prior to the closing (i) by the mutual written consent of HAPC and I-Flow, (ii) by I-Flow, if HAPC or Acquisition Sub breaches any of its representations, warranties or covenants contained in the Stock Purchase Agreement where such breach would give rise to the failure of a condition precedent to closing, cannot be or has not been cured within 15 calendar days and has not been waived by I-Flow, (iii) by HAPC, if I-Flow or InfuSystem breaches any of its representations, warranties or covenants contained in the Stock Purchase Agreement where such breach would give rise to the failure of a condition precedent to closing, cannot be or has not been cured within 15 calendar days and has not been waived by HAPC, (iv) by I-Flow or HAPC, if any of the conditions precedent to closing have become incapable of fulfillment, (v) by I-Flow or HAPC if the closing has not occurred by April 30, 2007 or (vi) by I-Flow or HAPC in the event that any governmental authority issues an order prohibiting the transactions contemplated by the Stock Purchase Agreement.

In the event that the Stock Purchase Agreement is terminated (i) because of HAPC’s failure to obtain HAPC Stockholder Approval by April 30, 2007 for any reason or (ii) because HAPC or Acquisition Sub is unwilling or unable to consummate the transactions contemplated by the Stock Purchase Agreement notwithstanding the fact that all conditions precedent to the Stock Purchase Agreement to be satisfied by I-Flow and InfuSystem (and the receipt of HAPC Stockholder Approval) have been satisfied or are capable of fulfillment, HAPC must pay I-Flow a break up fee. In the event that I-Flow terminates the Stock Purchase Agreement after April 30, 2007 and the break up fee is payable for the sole reason that HAPC has not held the stockholder meeting seeking HAPC Stockholder Approval by April 30, 2007, the break up fee will be $1,000,000. In all other cases where a break up fee is payable, the amount will be $3,000,000.

Payment of the break up fee has been guaranteed to I-Flow by Messrs. Sean D. McDevitt, Pat LaVecchia and Philip B. Harris (collectively, the “Guarantors”) pursuant to a Continuing Guaranty provided by the Guarantors in favor of I-Flow and delivered on September 29, 2006 (the “Guaranty”).

Mr. McDevitt is the Chairman of the Board of HAPC and Mr. LaVecchia is the Secretary and a Director of HAPC. Pursuant to the terms of a Guarantee Fee and Reimbursement Agreement entered into by HAPC and the Guarantors on September 29, 2006 (the “Guarantee Fee and Reimbursement Agreement”), HAPC has agreed to pay the Guarantors a fee of $100,000 upon delivery of the Guaranty and $300,000 upon closing of the transactions contemplated by, or the termination of, the Stock Purchase Agreement. HAPC has also agreed to reimburse the Guarantors for any payments actually made by them in connection with the Guaranty. In addition, HAPC has agreed under the Stock Purchase Agreement to cause the Guarantors to arrange for and deliver to I-Flow, on or prior to October 14, 2006, letters of credit in an aggregate amount equal to $3,000,000. Such letters of credit will provide for, among other matters, drawing by I-Flow in the event that the break up fee is not paid when due and payable.

Amended and Restated Services Agreement

At closing, I-Flow and InfuSystem will enter into an amended and restated services agreement, a form of which is attached as Exhibit A to the Stock Purchase Agreement (the “Services Agreement”), pursuant to which InfuSystem will agree to continue to provide to I-Flow, from and after the closing, the billing and collection services and management services InfuSystem has been providing prior to the date of the closing in the field of acute post-operative pain management, including with respect to I-Flow’s On-Q® product line. The term of the Services Agreement is three years, but it can be terminated at any time by I-Flow upon 180 days’ notice or by InfuSystem at any time after the one year anniversary of the Services Agreement upon 180 days’ notice. Monthly fees are set at the higher of (i) direct costs plus 40% or (ii) 25% of net collections by InfuSystem.

License Agreement

At closing, I-Flow and InfuSystem will enter into a license agreement (the “License Agreement”), a form of which is attached as Exhibit B to the Stock Purchase Agreement, pursuant to which, among other matters, InfuSystem will grant to I-Flow certain licenses to InfuSystem’s intellectual property related to the third-party billing and collection services and management services currently provided by InfuSystem to I-Flow in the field of acute post-operative pain management and in other product fields including, without limitation, wound site management and post-operative surgical treatments.

The foregoing descriptions of the Stock Purchase Agreement, the Guaranty and the Guaranty Fee and Reimbursement Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of each agreement filed as Exhibits 10.1, 10.2 and 10.3 hereto.

Additional Information and Where to Find It

In connection with the proposed acquisition and required stockholder approval, HAPC will file with the U.S. Securities and Exchange Commission a proxy statement which will be mailed to the stockholders of HAPC. HAPC’s stockholders are urged to read the proxy statement and other relevant materials when they become available as they will contain important information about the acquisition of all of the issued and outstanding capital stock of InfuSystem. HAPC stockholders will be able to obtain a free copy of such filings at the U.S. Securities and Exchange Commission’s internet site (http://www.sec.gov). Copies of such filings can also be obtained, without charge, by directing a request to HAPC, INC., 350 Madison Avenue, New York, New York 10017, Tel: (212) 418-5070.

HAPC and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of HAPC in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of HAPC described above.

Item 7.01 Regulation FD Disclosure

HAPC issued a press release on October 2, 2006, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by this reference, in which it announced the signing of the Stock Purchase Agreement. This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated as of September 29, 2006, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (including the Form of Services Agreement, attached thereto as Exhibit A, the Form of License Agreement attached thereto as Exhibit B and the Term Sheet attached thereto as Exhibit C)

10.2	Continuing Guaranty, dated as of September 29, 2006, by Sean D. McDevitt, Pat LaVecchia and Philip B. Harris

10.3	Guarantee Fee and Reimbursement Agreement, dated as of September 29, 2006, by and among Sean D. McDevitt, Pat LaVecchia, Philip B. Harris and HAPC, INC.

99.1	Press Release by HAPC, INC. dated October 2, 2006

Forward Looking Statements

This Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. These forward-looking statements include, but are not limited to, statements regarding whether the transaction will be completed and the expected timing of the closing. Readers are cautioned that these forward-looking statements involve certain risks and uncertainties. These risks and uncertainties, which could cause these forward-looking statements to not be realized, include delays in or failure to obtain necessary regulatory approvals or clearances or third-party consents for the parties to complete the acquisition, material changes in the business and financial condition of InfuSystem, increased competition in the markets in which InfuSystem competes, adverse changes in financial markets and the markets for InfuSystem’s products and unanticipated material adverse developments regarding InfuSystem such as new actual or contingent liabilities, litigation or the loss of key personnel. HAPC disclaims any obligation to update any information contained in any forward-looking statement.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAPC, INC.
By:	/s/ Pat LaVecchia
Name:	Pat LaVecchia
Title:	Secretary

Dated: October 4, 2006

EXHIBIT LIST

Exhibit No.	Description
10.1	Stock Purchase Agreement, dated as of September 29, 2006, by and among I-Flow Corporation, InfuSystem, Inc., HAPC, INC. and Iceland Acquisition Subsidiary, Inc. (including the Form of Services Agreement, attached thereto as Exhibit A, the Form of License Agreement attached thereto as Exhibit B and the Term Sheet attached thereto as Exhibit C)

10.2	Continuing Guaranty, dated as of September 29, 2006, by Sean D. McDevitt, Pat LaVecchia and Philip B. Harris

10.3	Guarantee Fee and Reimbursement Agreement, dated as of September 29, 2006, by and among Sean D. McDevitt, Pat LaVecchia, Philip B. Harris and HAPC, INC.

99.1	Press Release by HAPC, INC. dated October 2, 2006